Exhibit 10.15

EXECUTION VERSION

Amendment Agreement

by and between

Wejo Limited

Securis 1 Master Fund

Securis II Fund – SPC, Segregated Portfolio Eight – Non Life and Life

and

Securis II Fund – SPC, Segregated Portfolio Eleven IST - ILS

CONTENTS

Table of Contents

1.	Definitions	3
2.	Amendment	3
3.	Representations	5
4.	General	5

DATE:   28     OCTOBER 2021

AMONG:

(1)	WEJO LIMITED, a private company, with company number 08813730, whose registered office is at ABC Building, 21-23 Quay Street, Manchester, England, M3 4AE (the “Issuer”);

(2)	SECURIS 1 MASTER FUND, a Cayman Island company with its registered office at Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Noteholder 1”);

(3)	SECURIS II FUND – SPC, SEGREGATED PORTFOLIO EIGHT – NON LIFE AND LIFE, a Cayman Island company with its registered office at Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Noteholder 2”); and

(4)	SECURIS II FUND – SPC, SEGREGATED PORTFOLIO ELEVEN IST – ILS, a Cayman Island company with its registered office at Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Noteholder 3” and, together with Noteholder 1 and Noteholder 2, the “Noteholders”).

RECITALS

(A)	On 21 April 2021, the Issuer executed and delivered a loan note instrument (the “Loan Note Instrument”), pursuant to which it constituted up to a maximum nominal amount of $43,000,000 fixed rate secured loan notes due 2024 (the “Notes”).

(B)	On 21 April 2021, the Issuer issued, and the relevant Noteholder purchased, the number of Notes set forth next to each Noteholder’s name as follows:

Noteholder 1	$7,062,750
Noteholder 2	$3,268,000
Noteholder 3	$11,169,250

(C)	On 23 July 2021, the Issuer and the Noteholders entered into a consent and purchase agreement (the “Consent and Purchase Agreement”), pursuant to which the Issuer issued, and the relevant Noteholder purchased, the number of Notes set forth next to each Noteholder’s name as follows:

Noteholder 1	$5,195,000
Noteholder 2	$1,520,000
Noteholder 3	$3,285,000

(D)	Pursuant to Clause 24 of the Loan Note Instrument, the Loan Note Instrument may be amended by a Special Resolution.

(E)	Accordingly, the parties wish to enter into this Agreement to document the Special Resolution and the consequent amendments to the Loan Note Instrument set forth below.

IT IS AGREED

1.	Definitions.

1.1.          In this Agreement, the words and expressions set out below shall have the following meanings:

“Agreement” means this agreement, including the schedules to this agreement.

“Completion Date” means the date of this Agreement, or such other date as mutually agreed by the Issuer and the Majority Noteholders or, if later, the date on which the Security Agent Agreement is executed and delivered by each of the parties party thereto.

“Security Agent Agreement” means the security agent agreement to be executed and delivered as a deed on the Completion Date among, amongst others, the Security Agent, the Issuer and the Noteholders.

1.2.         Words and expressions used herein but not otherwise defined shall have the meanings attributed to them in the Loan Note Instrument unless otherwise defined or the context otherwise requires.

1.3.         The rules of construction included in the Loan Note Instrument shall apply to this Agreement as though they were set out in this Agreement in full.

1.4.          Except where otherwise expressly stated in this Agreement, the obligations of each of the Noteholders are expressly several (and not joint or joint and several), and any reference to the Noteholders (including any reference to them as parties) shall include each of them severally and no Noteholder shall be liable for any default or breach of obligations under this Agreement by any other Noteholder.

2.	Amendment.

The Noteholders hereby agree that this Agreement shall constitute a Special Resolution for purposes of Clause 24 of the Loan Note Instrument to the following amendments of the Loan Note Instrument, subject to the execution and delivery of the Security Agent Agreement by all the parties party thereto, with effect from the Completion Date:

(a)           The definitions of “Extended Maturity Date”, “Extension Determination Date”, “Extension Event”, “Extension Period” and “Scheduled Maturity Date” contained in Clause 1.1 of the Loan Note instrument shall be deleted in their entirety;

(b)          the definition of “Interest Payment Date” contained in Clause 1.1 of the Loan Note Instrument shall be deleted in its entirety and replaced with the following:

““Interest Payment Date” means, in respect of a Note, either: (i)

(a)	in respect of the first Interest Period for a Note, the date on which the Noteholder makes payment in respect of such Note, which shall be no later than the sixth Business Day after the Issue Date of such Note;

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(b)	in respect of the second Interest Period, 23 May 2022;

(c)	in respect of each subsequent Interest Period, the 21st day of the month (unless not a Business Day in which case the next Business Day shall be the relevant date in that Month).”;

(c)           the definition of “Interest Period” contained in Clause 1.1 of the Loan Note Instrument shall be deleted in its entirety and replaced with the following:

““Interest Period” means, in respect of a Note, either: (i)

(a)	the period commencing on the Issue Date to, but excluding, 21 April 2022;

(b)	the period commencing on 21 April 2022 to, but excluding 23 May 2022; and

(c)	thereafter, the period from and including each Interest Payment Date to, but excluding, the next Interest Payment Date or, if earlier, the date on which the principal amount of, and accrued and unpaid interest on, such Note is (re)paid in accordance with the terms of this instrument;

or (ii) the Interest Period specified in the Certificate for such Note as agreed with the Majority Noteholders;”;

(d)          the definition of “Majority Noteholders” contained in Clause 1.1 of the Loan Note Instrument shall be deleted in its entirety and replaced with the following:

““Majority Noteholders” means Noteholders holding at least 60.00% of the Notes outstanding at any given time.”

(e)          the definition of “Maturity Date” contained in Clause 1.1 of the Loan Note Instrument shall be deleted in its entirety and replaced with the following:

““Maturity Date” means, in respect of a Note, 21 April 2024.”

(f)           The definition of “Repeating Representations” contained in Clause 1.1 of the Loan Note Instrument shall be deleted in its entirety and replaced with the following;

““Repeating Representations” means each of the representations set out in Clause 10.2 (Status) to Clause 10.7 (Governing Law and Enforcement) (inclusive) and the representation set out in Clause 10.14.3”; and

(g)          Clause 24 of the Loan Note Instrument shall be deleted in its entirety and replaced with the following:

“24. AMENDMENT

24.1	Subject to Clause 24.2, the provisions of this instrument and the Notes and the rights of the Noteholders may from time to time be modified, abrogated or compromised in any respect (including in any manner set out in paragraph 15.1 of Schedule 3) with the sanction of a Special Resolution and with the consent of the Issuer.

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24.2	Notwithstanding Clause 24.1, the Maturity Date may only be amended with the consent of the Issuer and Noteholders of at least 90% in aggregate principal amount of the Notes then outstanding.”

3.	Finance Documents.

The Noteholders, constituting the Majority Noteholders, and the Issuer hereby agree that the Security Agent Agreement shall constitute a Finance Document for purposes of Clause 1.1 of the Loan Note Instrument and for all other purposes of the Loan Note Instrument.

4.	Representations.

On the Completion Date, the Issuer shall be deemed to make the representations and warranties set out in Clause 10 to each Finance Party, but as if references in that Clause to:

(a)           “date of this instrument” were references to the date of this Agreement and, if later, the Completion Date; and

(b)           “the Notes” were references to the Notes and any new Notes issued under the Loan Note Instrument on the Completion Date.

5.	General.

5.1.         The parties agree that, save as modified in this Agreement, the provisions of the Loan Note Instrument and the Consent and Purchase Agreement shall apply to the Notes (including any issuance of Notes contemplated by the Loan Note Instrument now or in the future).

5.2.          Pursuant to Clause 17.2 of the Loan Note Instrument, the Issuer shall, within three Business Days of demand, reimburse (or procure to be reimbursed) the Noteholders for the amount of all costs and expenses (including legal fees subject to any agreed cap or estimate) reasonably incurred by the Noteholders in responding to, evaluating, negotiating or complying with that request or requirement, including in connection with the negotiation, preparation and execution of this Agreement.

5.3.          Clauses 26 and 27 of the Loan Note Instrument are incorporated into this Agreement but as if references to “this instrument” were references to “this Agreement”.

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Executed for and on behalf of WEJO LIMITED	/s/ John Maxwell
	Name:	John Maxwell

Executed for and on behalf of SECURIS 1 MASTER FUND	/s/ Heidi Birtwistle
	Name:	Heidi Birtwistle

Executed for and on behalf of SECURIS II FUND – SPC, SEGREGATED PORTFOLIO ELEVEN IST - ILS	/s/ Heidi Birtwistle
	Name:	Heidi Birtwistle

Executed for and on behalf of SECURIS II FUND – SPC, SEGREGATED PORTFOLIO EIGHT – NON LIFE AND LIFE	/s/ Heidi Birtwistle
	Name:	Heidi Birtwistle

[Signature Page to Amendment Agreement]